                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                  AMENDMENT NO. 2 TO CURRENT REPORT ON FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): May 21, 1996
                                                  ------------

                      Security Dynamics Technologies, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


 0-25120                                                04-2916506
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(Commission File Number)                    (I.R.S. Employer Identification No.)


One Alewife Center, Cambridge, Massachusetts                           02140
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (617) 547-7820
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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     This Amendment No. 2 on Form 8-K/A amends and restates Item 7 of the
Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 23, 1996 by Security Dynamics Technologies, Inc., a Delaware corporation (the "Company"), as amended by Amendment No. 1 on Form 8-K/A filed with the SEC by the Company on June 4, 1996.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.
        --------------------------------

     (c) Exhibits

     Exhibit 17.1 - Letter, dated May 21, 1996, of Kenneth P. Weiss.

     Exhibit 17.2 - Letter, dated May 30, 1996, of Kenneth P. Weiss.

     Exhibit 17.3 - Letter, dated June 3, 1996, of Security Dynamics
                    Technologies, Inc. to Kenneth P. Weiss.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 1996                SECURITY DYNAMICS TECHNOLOGIES, INC.
                                   (Registrant)



                                      /s/ Charles R. Stuckey, Jr.
                                    --------------------------------------
                                    By:   Charles R. Stuckey, Jr.
                                          President and Chief
                                          Executive Officer






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
                                INDEX TO EXHIBITS



Exhibit
Number
- -------

17.1                     Letter, dated May 21, 1996, of Kenneth P. Weiss.

17.2                     Letter, dated May 30, 1996, of Kenneth P. Weiss.

17.3                     Letter, dated June 3, 1996, of Security Dynamics
                         Technologies, Inc. to Kenneth P. Weiss.